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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                November 2, 2001


                              HOMESTORE.COM, INC.
                                ______________
            (Exact name of registrant as specified in its charter)


          Delaware                   000-26659                    95-4438337
----------------------------      ---------------            -------------------
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

                           30700 Russell Ranch Road
                      Westlake Village, California 91362

                   (Address of Principal Executive Offices)
                                  (Zip Code)

      Registrant's telephone number, including area code: (805) 557-2300

                                Not Applicable
                 --------------------------------------------
         (Former name or former address, if changed since last report)


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Item 5.    Other Events and Regulation FD Disclosure.

     Attached hereto as Exhibit 99.01 and incorporated by reference herein is unaudited pro forma condensed combined consolidated financial information for the nine months ended September 30, 2001, relating to Homestore.com, Inc.'s acquisition of Move.com, Inc. and Welcome Wagon International, Inc. from Cendant Corporation in February 2001.

Item 7.    Financial Statements and Exhibits.

     (c)  Exhibits.

     The following exhibit is filed herewith:

     99.01 Unaudited pro forma condensed combined consolidated financial information for Homestore.com, Inc. for the nine months ended September 30, 2001.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             HOMESTORE.COM, INC.


     Date: November 2, 2001                  By: /s/ Joseph J. Shew
                                                 -------------------------------
                                                     Joseph J. Shew
                                                     Senior Vice President,
                                                     Chief Financial Officer
                                                     and Assistant Secretary

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                                 EXHIBIT INDEX
                                 -------------

  99.01 Unaudited pro forma condensed combined consolidated financial information for Homestore.com, Inc. for the nine months ended September 30, 2001.